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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    FEBRUARY 23, 2001


                      HEALTHCARE REALTY TRUST INCORPORATED

             (Exact name of registrant as specified in its chapter)


            MARYLAND                    1-11852                 62-1507028
  (State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)             File Number)          Identification No.)


                              3310 WEST END AVENUE

                                    SUITE 700

                           NASHVILLE, TENNESSEE 37203
                    (Address of principal executive offices)


                                 (615) 269-8175

              (Registrant's telephone number, including area code)






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ITEM 5.        OTHER EVENTS

         On February 14, 2001, Mr. Thompson S. Dent voluntarily submitted his resignation as a Class 3 Director of Registrant. The resignation of Mr. Dent as a director of Registrant was not the result of any disagreement with Registrant relating to Registrant's operations, policies or practices. As of the date of this report, the Board of Directors of the Registrant has not made any determination to fill the vacancy on the Board of Directors which has been caused by Mr. Dent's resignation.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HEALTHCARE REALTY TRUST INCORPORATED

                                              By:     /s/ Roger O. West
                                                 -------------------------------
                                                         Roger O. West
                                                   Executive Vice President
                                                      and General Counsel

Date:  February 23, 2001